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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ________________

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  January 11, 2001
                               ________________

                              TenFold Corporation
            (Exact Name of Registrant as Specified in its Charter)


        Delaware                   000-25661                           83-0302610
(State of Incorporation)     (Commission File Number)      (I.R.S. Employer Identification No.)

                            180 West Election Road
                              Draper, Utah 84020
              (Address of Principal Executive Offices) (Zip Code)
                            _______________________

                                (801) 495-1010
             (Registrant's Telephone Number, Including Area Code)


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Item 5 - Other Events and Regulation FD Disclosure

The attached Press Release is incorporated by reference herein.

Item 7 - Financial Statements and Exhibits

    (a)  Not applicable
    (b)  Not applicable
    (c)  Exhibts

         Exhibit No.    Description
         -----------    -----------

         99.1           Press Release issued January 11, 2001


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                                  SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     TenFold Corporation
                                     (Registrant)


                                     By: /s/  Martin F. Petersen
                                        ------------------------------------
                                         Martin F. Petersen
                                         Chief Financial Officer


                                     Date: January 16, 2001


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                                 EXHIBIT INDEX

Exhibit No.        Document
-----------        --------

99.1               Press Release issued January 11, 2001